UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

3M Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3M CENTER BLDG. 220-9E-02 ST. PAUL, MN 55144-1000	Your Vote Counts! 3M COMPANY 2022 Annual Meeting Vote by May 9, 2022 10:59 PM CDT. For shares held in a Plan, vote by May 8, 2022 10:59 PM CDT.

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You invested in 3M COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 10, 2022 8:30 A.M. CDT
Virtually at: www.virtualshareholdermeeting.com/MMM2022

*Please check the meeting materials for any special requirements for meeting attendance.	V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect 11 members to the Board of Directors, each for a term of one year.
Nominees:
	1a. Thomas “Tony” K. Brown	For
	1b. Pamela J. Craig	For
	1c. David B. Dillon	For
	1d. Michael L. Eskew	For
	1e. James R. Fitterling	For
	1f. Amy E. Hood	For
	1g. Muhtar Kent	For
	1h. Suzan Kereere	For
	1i. Dambisa F. Moyo	For
	1j. Gregory R. Page	For
	1k. Michael F. Roman	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.	For
3.	Advisory approval of executive compensation.	For
4.	Shareholder proposal on publishing a report on environmental costs.	Against
5.	Shareholder proposal on China audit.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
To prioritize the health and well-being of our shareholders due to concerns relating to COVID-19, and to leverage technology to enable shareholder participation from any location, the 2022 Annual Meeting will be held exclusively online at the designated platform. To join the virtual-only Annual Meeting, you need to enter the 16-digit control number contained herein. At the virtual Annual Meeting, you or your proxyholder may participate, vote, type in your question, and examine a list of shareholders of record. If you wish to submit questions in advance of the online meeting, you may do so by using your 16-digit control number to access www.proxyvote.com.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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